Exhibit 32.1

CERTIFICATION OF

CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

OF MEXCO ENERGY CORPORATION

PURSUANT TO 18 U.S.C. §1350

In connection with the Quarterly Report of Mexco Energy Corporation on Form 10-Q for the quarterly period ended June 30, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacities and on the dates indicated below, each hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Mexco Energy Corporation as of the dates and for periods presented as required by such Report.

Date: August 15, 2022	/s/ Nicholas C. Taylor
Nicholas C. Taylor
Chief Executive Officer

Date: August 15, 2022	/s/ Tamala L. McComic
Tamala L. McComic
Chief Financial Officer